                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT oF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement      [_] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Firstar Select Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                             FIRSTAR SELECT FUNDS

                         Firstar Select REIT-Plus Fund


                                                  September 22, 2000

Dear Shareholder:

     The Board of Trustees of Firstar Select Funds (the "Trust") is pleased to invite you to a special meeting of shareholders of the Firstar Select REIT-Plus Fund (the "Select REIT Fund") to be held at 11 a.m. (Eastern time) on November 8, 2000 at the offices of the Trust's special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103 (the "Special Meeting") to act on a proposed reorganization of the Select REIT Fund into the Firstar REIT Fund, a newly organized portfolio of Firstar Funds', Inc. ("Firstar Funds"). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization dated as of _________, 2000 (the "Reorganization Agreement") and transactions contemplated by the Reorganization Agreement pursuant to which the Select REIT Fund would be reorganized into the Firstar REIT Fund (the "Reorganization"). You also will be asked to approve an investment advisory agreement between Firstar Funds and Firstar Investment Research & Management Company, LLC ("FIRMCO").

     Firstar Bank, N.A. ("Firstar Bank") serves as investment adviser to the Select REIT Fund. FIRMCO, an affiliate of Firstar Bank, will serve as investment adviser to the Firstar REIT Fund. The Reorganization is part of an overall plan to consolidate the mutual fund investment operations of FIRMCO and its affiliates. As part of the consolidation plan, in separate transactions it is proposed that the mutual fund portfolios of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds, for which FIRMCO also serves as investment adviser, be reorganized into portfolios of Firstar Funds.

     The Board of Trustees of the Trust has unanimously approved the Reorganization Agreement, which is outlined in detail in the enclosed proxy materials. The Board of Directors of Firstar Funds has unanimously approved the investment advisory agreement between Firstar Funds and FIRMCO, which is also described in the enclosed proxy materials. At the upcoming Special Meeting, you will be asked to approve the Reorganization Agreement and the investment advisory agreement between Firstar Funds and FIRMCO on behalf of the Firstar REIT Fund. If shareholder approval is obtained, the Reorganization will occur on or about November ___, 2000, when your shares in the Select REIT Fund will be exchanged for shares of equal value of the Firstar REIT Fund.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED REORGANIZATION AGREEMENT AND THE PROPOSED INVESTMENT ADVISORY AGREEMENT BETWEEN FIRSTAR FUNDS AND FIRMCO ON BEHALF OF THE FIRSTAR REIT FUND.

     In considering the Reorganization Agreement, you should note that the Firstar REIT Fund is a newly organized shell portfolio of Firstar Funds that has been specifically created for the purpose of the Reorganization. The Firstar REIT Fund will continue the investment objective and policies of the Select REIT Fund. The Firstar REIT Fund shares you receive in the Reorganization will have the same total value as the value of the Select REIT Fund shares that you held immediately prior to the Reorganization. The exchange of Select REIT Fund shares for Firstar REIT Fund shares will be tax-free under federal tax laws, and no front-end or contingent deferred sales loads will be charged as a result of the exchange.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Card are enclosed.

     Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

     1.   Internet - Instructions for casting your vote via the Internet can be
          --------
          found in the enclosed proxy voting materials. The required control number is printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     2.   Telephone - Instructions for casting your vote via telephone can be
          ---------
          found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     3.   By mail - If you vote by mail, please indicate your voting
          -------
          instructions on the enclosed Proxy Card, date and sign the Proxy Card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

     YOUR VOTE IS IMPORTANT TO US. PLEASE REVIEW THE ENCLOSED MATERIALS AND, IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD TO ENSURE YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. YOU ALSO MAY VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED IN THE ENCLOSED MATERIALS.

     We look forward to your attendance at the Special Meeting or receiving your Proxy Card or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

                                    Sincerely,



                                    Timothy L. Ashburn
                                    Chairman of the Board of Trustees

                             Firstar Select Funds
                         431 North Pennsylvania Street
                          Indianapolis, Indiana 46204


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 8, 2000

                                                              September 22, 2000

TO THE SHAREHOLDERS OF THE
FIRSTAR SELECT REIT-PLUS FUND:

     A Special Meeting of Shareholders (the "Special Meeting") of the Firstar Select REIT-Plus Fund (the "Select REIT Fund") will be held on November 8, 2000, at 11:00 a.m. (Eastern time) at the offices of the Select REIT Fund's special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, for the purpose of considering and voting upon:

1. Approval or disapproval of: (a) a proposed Agreement and Plan of Reorganization dated as of ______________, 2000, by and between Firstar Select Funds (the "Trust") and Firstar Funds, Inc. ("Firstar Funds"), which provides for and contemplates (i) the transfer of substantially all of the assets and liabilities of the Select REIT Fund to the Firstar REIT Fund, a newly organized portfolio of Firstar Funds, in exchange for Institutional Shares of the Firstar REIT Fund of equal value, and (ii) the distribution of the Institutional Shares of the Firstar REIT Fund to shareholders of the Select REIT Fund; (b) liquidation of the Select REIT Fund; and (c) the deregistration of the Trust under the Investment Company Act of 1940, as amended, and the termination of the Trust under state law.

2. The approval or disapproval of an investment advisory agreement between Firstar Investment Research & Management Company, LLC and Firstar Funds on behalf of the Firstar REIT Fund.

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on September 11, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.

     YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE PROXY CARD THAT IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU ALSO MAY RETURN PROXIES BY (1) TOUCH-TONE TELEPHONE VOTING OR (2) VOTING ON-LINE. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE SECRETARY OF THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.


                                    By Order of the Board of Trustees


                                    _________________________________
                                    Carol J. Highsmith, Secretary

                             FIRSTAR SELECT FUNDS
                         431 NORTH PENNSYLVANIA STREET
                          INDIANAPOLIS, INDIANA 46204


                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Firstar Select Funds (the "Trust") for use at a Special Meeting of Shareholders of the Firstar Select REIT-Plus Fund (the "Select REIT Fund") and any adjournment(s) thereof (the "Special Meeting") to be held on November 8, 2000 at 11:00 a.m. (Eastern time) at the offices of the Trust's special counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103. Proxies will be solicited by mail. Officers and service contractors of the Trust or Firstar Bank, N.A. ("Firstar Bank"), the Select REIT Fund's investment adviser, may also solicit proxies, by telephone, facsimile, Internet, telegraph or personal interview. Firstar Investment Research and Management Company, LLC ("FIRMCO"), an affiliate of Firstar Bank, with principal offices at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and electing to vote in person. This Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about September 22, 2000.

     Only shareholders of record at the close of business on September 11, 2000 ("Record Date") will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the following number of shares were outstanding and entitled to vote at the Special Meeting: _____ Class B Shares and ______ Class Y Shares.

     Although shares of the Fund have been divided into two classes, the Proposals to be presented at the Special Meeting will be voted upon by all shares of the Fund in the aggregate and not on a series by series basis. Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.

     At the Special Meeting, shareholders will be asked to act on the following
Proposals:

     (1) (a) Approval of a proposed Agreement and Plan of Reorganization dated as of ______________, 2000 (the "Reorganization Agreement") by and between the Trust and Firstar Funds, Inc. ("Firstar Funds"), which provides for and contemplates (i) the transfer of substantially all of the assets and liabilities of the Select REIT Fund to the Firstar REIT Fund, a newly organized portfolio of Firstar Funds, in exchange for Institutional Shares of the Firstar REIT Fund of equal value, and (ii) the distribution of the Institutional Shares of the Firstar REIT Fund to shareholders of the Select REIT Fund; (b) liquidation of the Select REIT Fund; and (c) deregistration of the

     Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and termination of the Trust under state law; and

     (2) Approval of an investment advisory agreement between FIRMCO and Firstar Funds on behalf of the Firstar REIT Fund (Proposals 1 and 2 are referred to collectively as the "Reorganization").

     The Reorganization Agreement, the form of which is attached as Exhibit A, provides for the transfer of substantially all of the assets and liabilities of the Select REIT Fund to the Firstar REIT Fund in exchange for Institutional Shares of the Firstar REIT Fund of equal value. Each of the Trust and Firstar Funds is registered as an open-end management investment company (mutual fund) under the 1940 Act. As a result of the Reorganization, shareholders of the Select REIT Fund will become shareholders of the Firstar REIT Fund.

     Shares of the Select REIT Fund are divided into two classes: Class B Shares and Class Y Shares. Shares of the Firstar REIT Fund will be divided into four
Classes: Retail A Shares, Retail B Shares, Class Y Shares and Institutional Shares. As with the Select REIT Fund, the various classes of Firstar REIT Fund shares will all represent interests in the same portfolio of securities owned by the Firstar REIT Fund, but will have different characteristics (such as fees and shareholder servicing arrangements) that are intended to meet the needs of different types of investors. As part of the Reorganization, holders of Class B Shares and Class Y Shares of the Select REIT Fund will receive Institutional Shares of the Firstar REIT Fund.

     If the Reorganization is approved and the transactions contemplated by the Reorganization Agreement are consummated, the Trust will transfer substantially all of its assets and liabilities, deregister as a registered investment company, and terminate under Ohio law.

     As part of the Reorganization, Firstar Funds and FIRMCO will enter into a new investment advisory agreement with respect to the Select REIT Fund. A copy of the Investment Advisory Agreement is attached as Exhibit B. Generally, as will be discussed in more detail below, the new investment advisory agreement will be substantially similar in all material respects to the investment advisory agreement for the Select REIT Fund.

     THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

     PROPOSAL 1:  APPROVAL OF THE REORGANIZATION AGREEMENT

     REASONS FOR THE REORGANIZATION. Firstar Bank serves as investment adviser to the Select REIT Fund. FIRMCO, an affiliate of Firstar Bank, will serve as investment adviser to the Firstar REIT Fund. The Reorganization is part of an overall plan to consolidate the mutual fund investment operations of FIRMCO and its affiliates. As part of the consolidation plan, in separate transactions it is proposed that the mutual fund portfolios of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds, for which FIRMCO also serves as investment adviser, be reorganized into portfolios of Firstar Funds.

     The trustees have unanimously approved, subject to shareholder approval, a proposal for the Select REIT Fund to effectuate the transactions set forth in the Reorganization Agreement. If the Reorganization and other consolidation transactions are approved, Firstar Funds will consist of 36 mutual fund portfolios. The trustees of the Trust believe that the Reorganization has the potential to benefit shareholders by decreasing expenses because of the economies of scale that may be realized by the larger Firstar Funds organization. The Reorganization will allow services to be provided to the Firstar REIT Fund under the single corporate umbrella of Firstar Funds, which may result in operational efficiencies and cost savings. The Reorganization will eliminate the need to maintain separate registrations for two different business entities and will allow relatively fixed costs, such as legal fees, to be spread across a larger asset base. In addition, the Reorganization will give shareholders access to the broader array of mutual funds offered by Firstar Funds.

     DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that substantially all of the assets and liabilities of the Select REIT Fund will be transferred to, and acquired by, the Firstar REIT Fund in exchange for full and fractional Institutional Shares issued by the Firstar REIT Fund. Institutional Shares issued by the Firstar REIT Fund will have the same aggregate dollar value as the aggregate dollar value of the Class B and Class Y shares of the Select REIT Fund immediately prior to the effective time of the Reorganization. Immediately after the effective time of the Reorganization, the Select REIT Fund will distribute to shareholders of the Firstar REIT Fund the Institutional Shares received by the Select REIT Fund in the Reorganization in liquidation of the Select REIT Fund. Each shareholder of record of the Select REIT Fund at the effective time of the Reorganization will receive shares of the Firstar REIT Fund with the same aggregate dollar value of the shares such shareholder held in the Select REIT Fund prior to the effective time of the Reorganization. Shareholders owning Class B Shares and Class Y Shares of the Select REIT Fund will receive Institutional Shares of the Firstar REIT Fund. Each Select REIT Fund shareholder of record at the effective time of the Reorganization will receive any unpaid dividends or distributions declared before the effective time of the Reorganization.

     Firstar Funds will establish an account for each former shareholder of the Select REIT Fund that will reflect the number and class of Firstar REIT Fund shares distributed to that shareholder. The Firstar REIT Fund shares issued in the Reorganization will be in uncertificated form.

     Please note that a vote for or against the Reorganization Agreement includes a vote for or against the reorganization of the Select REIT Fund into the Firstar REIT Fund. If the Reorganization Agreement is approved and the transactions contemplated thereby are consummated, the Select REIT Fund will transfer substantially all of its assets and liabilities as of the effective time of the Reorganization, all outstanding shares of the Select REIT Fund will be redeemed and cancelled in exchange for Institutional shares of the Firstar REIT Funds, and the Trust will wind up its affairs and apply to be deregistered as an investment company under the 1940 Act and thereafter terminated under Ohio law.

     The Reorganization is subject to a number of conditions, including: (i) approval by the Select REIT Fund shareholders of the Reorganization Agreement and the related matters described in the proxy; (ii) approval of the new investment advisory agreement between FIRMCO and the Firstar REIT Fund; (iii) the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of Firstar Funds' counsel addressed to the Trust indicating that the Firstar REIT Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable and an opinion with respect to certain tax matters); (iv) the receipt of certain certificates from the parties concerning the accuracy of the representations and warranties in the Reorganization Agreement; (v) the receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Section 17(a) of the 1940 Act; and (vi) the parties' performance in all material respects of their respective covenants and undertakings as described in the Reorganization Agreement.

     The Reorganization Agreement provides that Firstar Corporation has agreed to pay all expenses associated with the Reorganization. The Reorganization Agreement also provides, among other things, that the Reorganization Agreement may be terminated at any time upon the mutual consent of both the Trust and Firstar Funds, or by either the Trust or Firstar Funds, under certain conditions, and that the officers of the Trust and Firstar Funds may amend the Reorganization Agreement as authorized by their respective Boards of Trustees or Directors.

     EVALUATION BY THE BOARD OF TRUSTEES OF THE TRUST. The Trust's Board met on June 13, 2000, to consider the Reorganization proposal offered by management of FIRMCO. In preparation for the meeting, each of the trustees of the Trust was provided with detailed information about the Reorganization and FIRMCO. These materials summarized the principal terms and conditions of the Reorganization, including the intention that the Reorganization be completed on a tax-free basis for the Select REIT Fund and its shareholders. In addition, the trustees received comparative information about the Select REIT Fund and the Firstar REIT Fund, including information concerning, but not limited to, the following matters: (i) the investment objective and policies of the Firstar REIT Fund;
(ii) advisory, distribution and other servicing arrangements of the Firstar REIT Fund; and (iii) fund expenses, which are expected to be lower after the Reorganization than both classes of shares of the Select REIT Fund. The Trust's Board was also provided with information about FIRMCO, including information regarding those individuals with responsibility for managing the Firstar REIT Fund.

     The Trust's Board unanimously approved the Reorganization Agreement on August 15, 2000.

     During its deliberations, the Trust's Board (with the advice and assistance of counsel) reviewed, among other things: (i) the potential effect of the Reorganization on the shareholders of the Select REIT Fund; (ii) the capabilities, practices and resources of FIRMCO and the Firstar REIT Fund's other service providers; (iii) the investment advisory and other fees that will be paid by the Firstar REIT Fund, and the projected expense ratios of the Firstar REIT Fund as compared with those of the Select REIT Fund and an industry peer group; (iv) the investment objective, policies and limitations of the Firstar REIT Fund; (v) the shareholder services offered by Firstar Funds; (vi) the terms and conditions of the Reorganization Agreement; (vii) the anticipated tax consequences of the Reorganization for the Select REIT Fund and its shareholders; (viii) the number of investment options that would be available to shareholders after the Reorganization; and (ix) the fact that the person responsible for managing the Select

REIT Fund's investment portfolio is expected to manage the Firstar REIT Fund's investment portfolio after the Reorganization. The Trust's Board also considered FIRMCO's belief that the Reorganization would facilitate consolidation of managerial resources of FIRMCO and its affiliates and enhance generally operational efficiencies and focus with respect to the mutual funds advised by FIRMCO and its affiliates.

     After consideration of the foregoing and other factors, the trustees of the Trust unanimously determined that the Reorganization is in the best interests of shareholders of the Select REIT Fund, and that the interests of the existing shareholders of the Select REIT Fund will not be diluted as a result of the Reorganization.

     CAPITALIZATION. The following table sets forth, as of April 30, 2000 (the end of Firstar Funds' semi-annual period): (1) the capitalization of each class of shares of the Select REIT Fund; and (2) the pro forma capitalization of the Firstar REIT Fund as adjusted to give effect to the Reorganization.

-------------------------------------------------------------------------------------------
                                                            Shares         Net Asset Value
                                  Total Net Assets        Outstanding         Per Share
                                  ----------------        -----------         ---------
-------------------------------------------------------------------------------------------
                                      $95,391             11,513.428            $8.29
Select REIT Fund                  (Class B Shares)     (Class B Shares)    (Class B Shares)
                                    $31, 998,416         3,874,447.367          $8.26
                                  (Class Y Shares)     (Class Y Shares)    (Class Y Shares)

-------------------------------------------------------------------------------------------

                                     $32,093,807         3,885,995.914          $8.26
Pro forma Combined Fund            (Institutional       (Institutional      (Institutional
                                       Shares)              Shares)             Shares)
-------------------------------------------------------------------------------------------

     FEDERAL INCOME TAX CONSIDERATIONS. The Select REIT Fund and the Firstar REIT Fund each intends to qualify as of the effective time of the Reorganization as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Select REIT Fund has been, and the Firstar REIT Fund expects to be, relieved of federal income tax liability.

     Consummation of the Reorganization is subject to the condition that the Trust and Firstar Funds receive an opinion from Drinker Biddle & Reath LLP, counsel to Firstar Funds, substantially to the effect that, for federal income tax purposes: (i) the transfer of substantially all of the assets and liabilities of the Select REIT Fund to the Firstar REIT Fund in exchange for shares issued by the Firstar REIT Fund, and the distribution of those Firstar REIT Fund shares to shareholders of the Select REIT Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Select REIT Fund and the Firstar REIT Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Select REIT Fund upon the transfer of its assets and liabilities to the Firstar REIT Fund solely in exchange for shares of the Firstar REIT Fund; (iii) no gain or loss will be recognized by the Firstar REIT Fund upon the receipt of the assets and assumption of liabilities of the Select REIT Fund solely in exchange for Firstar REIT Fund shares; (iv) the basis of the Select REIT Fund's assets received by the Firstar REIT Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Select REIT Fund immediately prior to the Reorganization; (v) the holding period of the Select REIT Fund's assets in the hands of the Firstar REIT Fund will include the period for which such assets have been held by the Select REIT Fund; (vi) no gain or loss will be recognized by the Select REIT Fund on the distribution to its shareholders of shares of the Firstar REIT Fund;
(vii) no gain or loss will be recognized by the shareholders of the Select REIT Fund upon their receipt of the Firstar REIT Fund shares in exchange for such shareholders' shares of the Select REIT Fund; (viii) the basis of the Firstar REIT Fund shares received by the shareholders of the Select REIT Fund will be the same as the basis of the Select REIT Fund shares surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the Firstar REIT Fund shares received by each Select REIT Fund shareholder will include the period during which such shareholder held the Select REIT Fund shares surrendered in exchange therefor, provided that such Select REIT Fund shares are held as a capital asset in the hands of such Select REIT Fund shareholder on the date of the exchange; and (x) the Firstar REIT Fund will succeed to and take into account the tax attributes of the Select REIT Fund as of the effective time of the Reorganization, as described in Section 381(c) of the Code, subject to conditions and limitations specified in the Code. Shareholders of the Select REIT Fund should note, however, that the sale of securities by the Select REIT Fund prior to the effective time of the Reorganization, whether in the ordinary course of business or in anticipation of the closing of the Reorganization, could increase the amount of the taxable capital gains distribution made prior to the Reorganization.

     The Trust and Firstar Funds have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Drinker Biddle & Reath LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

         COMPARISON OF THE SELECT REIT FUND AND THE FIRSTAR REIT FUND

     INVESTMENT OBJECTIVES AND POLICIES. The Firstar REIT Fund is a newly organized shell portfolio of Firstar Funds that has been specifically created for the purpose of the Reorganization. Following the Reorganization, the Firstar REIT Fund will carry on the business of the Select REIT Fund. The Firstar REIT Fund will have the same investment objective, policies and limitations as the Select REIT Fund.

     EXPENSES. It is projected that the total operating expense ratio for Institutional Shares of the Firstar REIT Fund, after fee waivers, will be lower than the total operating expense ratios for both Class B Shares and Class Y Shares of the Select REIT Fund. Detailed pro forma expense information is presented in the table below.

-------------------------------------------------------------------------------------------------
                                                                                  FIRSTAR REIT
                                                  SELECT REIT FUND                    FUND
-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY        CLASS B              CLASS Y         INSTITUTIONAL
FROM YOUR INVESTMENT)                       SHARES               SHARES          SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed         None                 None            None
on Purchases (as a percentage of
offering price)
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)        5.00%/1/             None            None
(as a percentage offering price)
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed         None                 None            None
on Reinvested Dividends
-------------------------------------------------------------------------------------------------
Redemption Fee                              None                 None            None/2/
-------------------------------------------------------------------------------------------------
Exchange Fee                                None                 None            None
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------
Management Fees                             0.75%                0.75%           0.75%/3/
-------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees       None/4/              None/4/         None
-------------------------------------------------------------------------------------------------
Other Expenses                              20.80%/5/            0.86%/5/        0.78%/6/
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        21.55%               1.61%           1.53%
-------------------------------------------------------------------------------------------------
Expense Reimbursement                       19.95%/7/            N/A             0.20%/3/
-------------------------------------------------------------------------------------------------
Net Fund Operating Expenses                 1.60%                1.61%           1.33%
-------------------------------------------------------------------------------------------------

______________________________________
/1/The contingent deferred sales charge is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter.

/2/A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank is custodian.

/3/FIRMCO has contractually agreed that a portion of its management fee will not be imposed on the Firstar REIT Fund. As a result of the fee waiver, management fees will be 0.55% of the Firstar REIT Fund's average daily net assets. This waiver will remain in effect until October 31, 2001.

/4/The Trust has adopted a Distribution (12b-1 Plan) which permits the Select REIT Fund to pay up to 0.25% of average net assets as a distribution fee to the Select REIT Fund's distributor. The Select REIT Fund's expenses have not been affected by the 12b-1 Plan because the Select REIT Fund does not intend to activate the Plan through July 31, 2001.

/5/"Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Select REIT Fund not listed above, plus (2) an annual shareholder servicing fee of 0.25% of average daily net assets. For the foreseeable future, the Select REIT Fund plans to limit the shareholder servicing fee to an annual rate of 0.10% of average daily net assets.

/6/Other Expenses for the Firstar REIT Fund are based on estimated amounts.

/7/Firstar Bank has agreed contractually to maintain the Select REIT Fund's Class B expenses until July 31, 2001 at the lesser of: a) 1.60%, or b) the ratio of operating expenses to average net assets for the Select REIT Fund's Class Y shares, for the same period. There is no contractual agreement to reimburse Class Y expenses.


______________________________________

Example*

     You would pay the following expenses on a $10,000 investment assuming (1) 5% gross annual return, and (2) the Funds' operating expenses remain the same as those shown in the above table.

--------------------------------------------------------------------------------
                         SELECT REIT FUND              FIRSTAR REIT FUND
               CLASS B SHARES     CLASS Y SHARES       INSTITUTIONAL SHARES
               --------------     --------------
--------------------------------------------------------------------------------
1 year         $   668            $  169               $   135
--------------------------------------------------------------------------------
3 years        $ 4,420            $  550               $   421
--------------------------------------------------------------------------------
5 years        $ 7,123            $  995               $   729
--------------------------------------------------------------------------------
10 years       $10,981            $2,440               $ 1,601
--------------------------------------------------------------------------------

     If you did not redeem your Select REIT Fund's Class B shares, you would pay the following expenses:


--------------------------------------------------------------------------------
1 year                                          $   168
--------------------------------------------------------------------------------
3 years                                         $ 4,248
--------------------------------------------------------------------------------
5 years                                         $ 7,094
--------------------------------------------------------------------------------
10 years                                        $10,981
--------------------------------------------------------------------------------

*These examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. These examples assume that all dividends and other distributions are reinvested.

     INVESTMENT ADVISERS. Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as investment adviser to the Select REIT Fund. Firstar Bank was solely owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of both Firstar Bank and FIRMCO. Firstar Bank was known as Star Bank, N.A. prior to the merger. As of June 30, 2000 Firstar Bank had $41 billion in assets under management. As part of its regular banking operations, Firstar Bank may make loans to public companies. As a result, it may be possible for the Select REIT Fund and the Firstar REIT Fund to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities.

     FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, will serve as investment adviser to the Firstar REIT Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8/th/ Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. As of June 30, 2000, FIRMCO had $33 billion in assets under management. Firstar Corporation has agreed to permit Firstar Funds to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by Firstar Funds.

     ADMINISTRATIVE AND FUND ACCOUNTING SERVICES. Unified Fund Services, Inc. ("UFS"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, serves as administrator to the Trust. In its capacity as administrator, UFS provides the Trust with certain monthly reports, recordkeeping and other management-related services. UFS also provides fund accounting and dividend disbursement services to the Trust, including maintaining the Trust's accounts, books and records and calculating daily net asset value of the Select REIT Fund's shares. For these administrative and fund accounting services, UFS receives a fee equal to an annual rate of 0.18% of the Select REIT Fund's average daily net assets.

     Firstar Mutual Fund Services, LLC ("FMFS"), with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as administrator to the Firstar REIT Fund pursuant to an existing administration agreement between Firstar Funds and FMFS with respect to all portfolios of Firstar Funds. As administrator, FMFS will: (1) provide general fund management services; (2) monitor compliance with (a) various federal and state laws and regulations, (b) registration and reporting requirements, and (c) tax rules; (3) prepare financial reports; and (4) handle tax reporting. For its services as administrator, FMFS will be entitled to a fee equal to an annual rate of 0.125% of the first $2 billion of the average aggregate daily net assets of Firstar Funds, plus 0.10% of the average aggregate daily net assets of Firstar Funds in excess of $2 billion.

     FMFS also will provide fund accounting services to the Firstar REIT Fund, including maintaining the Firstar REIT Fund's financial accounts and records in compliance with the 1940 Act and providing other accounting services. For its accounting services, FMFS will be entitled to receive fees at an annual rate, based on average daily net assets of the Firstar REIT Fund, equal to $45,000 for the first $100 million, plus 0.01875% of the next $200 million, plus 0.01125% of the excess over $300 million.

     OTHER SERVICE PROVIDERS. The Trust and Firstar have different service providers. Upon completion of the Reorganization, Firstar will continue to engage its existing service providers. In all cases, the types of services provided to the Select REIT Fund and the Firstar REIT Fund under these service agreements are substantially similar.

                                     Select REIT Fund                     Firstar REIT Fund
                                     ----------------                     -----------------
Distributor                 Unified Management Corporation       Quasar Distributors LLC
Transfer Agent              Unified Fund Services, Inc.          Firstar Mutual Fund Services, LLC
Custodian                   Firstar Bank                         Firstar Bank
Independent Accountants     McCurdy & Associates                 PricewaterhouseCoopers LLP

     SALES LOADS AND DISTRIBUTION ARRANGEMENTS. Class B Shares of the Select REIT Fund are offered at net asset value without the imposition of a front-end sales load at the time of purchase. However, there is a maximum 5% contingent deferred sales charge assessed on Class B Shares that are redeemed within one year of purchase, declining to 1% in the fifth year and eliminated thereafter. Class Y Shares of the Select REIT Fund are, and Institutional Shares of the Firstar REIT Fund will be, offered at net asset value with no front-end sales load or contingent deferred sales charge.

     The Trust's Board has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which permits each of the Class B Shares and Class Y Shares of the Select REIT Fund to pay a distribution fee of up to 0.25% of the average daily net assets of such class to the Select REIT Fund's distributor. The Trust's Board has never activated payments under the distribution plan. The Board of Directors of Firstar Funds ("Firstar's Board") does not intend to adopt a distribution plan with respect to Institutional Shares of the Firstar REIT Fund.

     The Firstar REIT Fund will also offer three additional classes of shares with different sales charges and distribution arrangements.

     SHAREHOLDER SERVICING ARRANGEMENTS. The Trust's Board also has adopted a shareholder servicing plan which permits each of the Class B Shares and Class Y Shares of the Select REIT Fund to pay a shareholder servicing fee of up to 0.25% of the average daily net assets of such class to servicing organizations. The Trust's Board has limited payments under the shareholder servicing plan to 0.10% of average daily net assets. Firstar's Board does not intend to adopt a shareholder servicing plan with respect to Institutional Shares of the Firstar REIT Fund.

     SHAREHOLDER TRANSACTIONS AND POLICIES. The Select REIT Fund and Firstar REIT Funds offer generally similar shareholder transactions and policies. The following charts compare the purchase, redemption and exchange policies of the Select REIT Fund and Firstar REIT Fund.

     PURCHASE POLICIES
     -----------------

                             Select REIT Fund:                             Firstar REIT Fund:
                             Class B or Y Shares                           Institutional Shares
                             -------------------                           ---------------------
Minimum Initial     . $1000 for individuals.                                      None.
Investment          . $500 for Education IRA Customers.
                    . $25 for Firstar Bank Connections
                      Group Banking customers and Firstar Bank employees
                      and members of their immediate family, participants
                      in the Firstar Bank Student Finance 101 Program who
                      establish a systematic investment program and
                      persons contributing to SIMPLE IRAs.
                    . $1000 for trust or institutional customers of
                      Firstar Bank ($1,000 may be determined by combining
                      the amount in all mutual fund accounts you maintain
                      with Firstar Bank).

                   Select REIT Fund:      Firstar REIT Fund:
                  Class B or Y Shares    Institutional Shares
                  -------------------    --------------------
Minimum                 None.                    None.
Subsequent
Investments

                            Select REIT Fund:                Firstar REIT Fund:
                            Class B or Y Shares              Institutional Shares
                            -------------------              --------------------
Purchase Methods    By telephone (Firstar Bank       Purchases are effected pursuant to
                    customers only); by mail; by     a customer's account at Firstar
                    federal funds wire; through an   Bank, N.A. Trust Department or at
                    automatic investment plan; or    another chosen institution or
                    through shareholder service      broker-dealer pursuant to
                    organizations.                   procedures established in
                                                     connection with the requirements of
                                                     the account.

     REDEMPTION PROCEDURES
     ---------------------

                                    Select REIT Fund:            Firstar REIT Fund:
                                   Class B or Y Shares          Institutional Shares
                                   -------------------          --------------------
Through a broker-dealer,                   Yes                            Yes
other financial organization,
or shareholder organization

By mail; telephone; or wire                Yes              Follow established procedures
                                                            of customer's financial
                                                            institution.

By Internet                                No               Follow established procedures
                                                            of customer's financial
                                                            institution.
By systematic withdrawal plan              Yes                            No

     Both the Select REIT Fund and the Firstar REIT Fund, may redeem Class B and Class Y Shares and Institutional Shares, as applicable, if the balance in a shareholder's account falls below $1,000 as a result of selling or exchanging shares. In such event, the Trust or Firstar Funds will provide shareholders with 30 or 60 days' written notice, respectively, of such fact and an opportunity to raise the account balance prior to any redemption.

     SHARE EXCHANGES
     ---------------

                                       Select REIT Fund:                Firstar REIT Fund:
                                      Class B or Y Shares             Institutional Shares
                                      -------------------             --------------------
Through a broker-dealer,                      No                               Yes
other financial organization,
or shareholder organization

By mail; by telephone                         No                  Follow established procedures
                                                                  of customer's financial
                                                                  institution.

Minimum                                      N/A                            $1,000

     More Information about Exchanging Shares.  The Select REIT Fund has no
     ----------------------------------------
exchange privilege. Without a sales charge, Institutional Shares of the Firstar REIT Fund may be exchanged for Institutional Shares of any money market fund or non-money market fund offered by Firstar Funds.

     PRICING OF SHARES FOR EACH OF THE SELECT REIT FUND AND FIRSTAR REIT FUND
     ------------------------------------------------------------------------

     For processing purchase and redemption orders, the net asset values ("NAV") per share of the Select REIT Fund and the Firstar REIT Fund are calculated each business day at 4:00 p.m. (Eastern time). An investor's order for the purchase of shares is priced at the next NAV calculated after the order is received. An investor's order for redemption of shares is priced at the next NAV calculated after the shares are properly tendered for redemption.

     DIVIDENDS
     ---------

     Dividends for the Select REIT Fund are declared and paid quarterly while dividends for the Firstar REIT Fund are declared and paid annually.

          COMPARISON OF BUSINESS STRUCTURES. The Trust was organized as an Ohio Business Trust on February 28, 1997. It is subject to its Agreement and Declaration of Trust and By-Laws. Firstar Funds was organized as a Wisconsin corporation on February 15, 1988 and is subject to the provisions of its Articles of Incorporation and By-Laws. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to divide the beneficial interest in the Trust into an unlimited number of shares (with no par value) in one or more series of shares, and to issue each such series in one or more classes. Firstar Funds' Articles of Incorporation authorize the Board of Directors to issue full fractional shares of capital stock ($0.0001 par value per share) and to classify and reclassify any particular class of shares into one or more additional series of shares.

     Each share of the Trust and Firstar Funds represents an equal proportionate interest in the related investment portfolio with other shares of the same class (if applicable) and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Board of Trustees of the Trust or the Board of Directors of Firstar Funds, as the case may be. Shares of both the Trust and Firstar Funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

     In accordance with the Trust's Agreement and Declaration of Trust, each series will vote as a separate series except as to: (a) any matter with respect to which a vote of all series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Ohio General Corporation Law if the Trust were an Ohio corporation; and (b) any matter which the Trustees have determined affects only the interests of one or more series or classes, in which case only the holders of shares of the one or more affected series or classes will be entitled to vote.

     In accordance with the Firstar Funds' Articles of Incorporation, shares of all classes are voted in the aggregate and not by class except: (a) as otherwise required by applicable law or permitted by the Board of Directors, or (b) when the matter affects only the interests of the shareholders of one or more particular classes (in which case only shareholders of the affected class or classes are entitled to vote). Each share of a series of a class shall vote together in the aggregate with all other shares of the same class and not by series on all matters submitted to a vote of the shareholders of that class, except that: (a) on any matter that pertains to agreements or expenses and liabilities and is submitted to a vote of shareholders, only the particular series specified therein shall be entitled to vote, except that: (i) if the matter affects shares other than such series, those shares will also be entitled to vote, and will be voted in the aggregate together with other affected shares and not by individual series except where otherwise required by law or permitted by the Board of Directors; and (ii) if the matter does not affect the particular series of shares specified therein, that series shall not be entitled to vote (except where required by law or permitted by the Board of Directors); and (b) on any matter that pertains to agreements or expenses and liabilities and is submitted to a vote of shareholders, the particular series of shares specified therein shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors, and except that if the matter affects such series, that series shall be entitled to vote, and in such case shall be voted in the aggregate together with all other shares voting on the matter and not by individual series except where otherwise required by law or permitted by the Board of Directors.

             PROPOSAL 2: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     Firstar Funds and FIRMCO will enter into an investment advisory agreement with respect to the Firstar REIT Fund (the "New Agreement"), which will be substantially similar in all material respects to the investment advisory agreement for the Select REIT Fund (the "Current Agreement") except as follows. In the Current Agreement, the Trust has agreed to indemnify Firstar Bank against losses arising from any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement or prospectus, or from the omission or alleged omission of a material fact required to make the statements made not misleading. Similarly, in the Current Agreement Firstar Bank has agreed to indemnify the Trust against losses arising from statements made in or omissions from the Trust's registration statement or prospectus to the extent they were made by or on behalf of Firstar Bank expressly for use in the Trust's registration statement or prospectus. The New Agreement will contain no such cross-indemnification provisions.

     The New Agreement provides that, subject to the supervision of Firstar's Board and in accordance with the Firstar REIT Fund's investment objective, policies and restrictions, FIRMCO will, among other things: (i) provide a continuous investment program for the Firstar REIT Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents; (ii) determine what securities and other investments will be purchased, retained or sold by the Firstar REIT Fund; (iii) vote, give and withhold consents with respect to, and take all other similar actions relating to, the securities and other investments owned by the Firstar REIT Fund; (iv) establish and monitor investment criteria and policies for the Firstar REIT Fund; and (v) provide certain reports to Firstar's Board concerning the Firstar REIT Fund's investments, securities transactions and statistical data and economic information.

     The New Agreement requires FIRMCO to comply with all applicable rules and regulations of the Securities and Exchange Commission and to conduct its activities under the New Agreement in accordance with other applicable law. FIRMCO will agree to use the same skill and care in providing its services as it uses in providing services to fiduciary accounts for which it has investment responsibilities. The New Agreement provides that in executing portfolio transactions and selecting brokers or dealers, FIRMCO will use its best efforts to seek on behalf of the Firstar REIT Fund the best overall terms available.
The New Agreement authorizes FIRMCO to consider brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Firstar REIT Fund and/or other accounts over which it or its affiliates exercises investment discretion. In addition, FIRMCO is authorized to take into account the sales of shares of Firstar Funds in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers or dealers that are affiliated with FIRMCO or Firstar Funds' principal underwriter) provided FIRMCO believes that the quality of the transaction and the commissions are comparable to what they would be with other qualified firms, except that in no instance will portfolio securities be purchased from or sold to FIRMCO, Firstar Funds' principal underwriter, or any affiliated person of either, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission.

     The New Agreement provides that FIRMCO will be paid compensation equal to
(i) 40% of the gross income earned by the Firstar REIT Fund on each loan of its securities (excluding capital gains and losses, if any, plus (ii) a fee at the annual rate of 0.75% of the value of the Firstar REIT Fund's average daily net assets. Under the Current Agreement, Firstar Bank is compensated at the rate of 0.75% of the value of the Select REIT Fund's average daily net assets.

     The New Agreement provides that FIRMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Firstar REIT Fund in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the willful misfeasance, bad faith or gross negligence on FIRMCO's part in the performance of its duties or from reckless disregard by FIRMCO of its obligations and duties under the New Agreement.

     The New Agreement may be terminated at any time, without payment of any penalty, by Firstar Funds (by vote of Firstar's Board or by vote of a majority of the outstanding voting securities of the Firstar REIT Fund) or by FIRMCO on sixty days' written notice. The New Agreement will terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

     If the New Agreement is approved as described under "Voting Matters - Shareholder and Board Approvals" below, the New Agreement will become effective at the effective time of the Reorganization and will continue in effect until February 28, 2002. Thereafter, if not terminated, the New Agreement will continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of Firstar's Board who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by Firstar's Board or by vote of a majority of the outstanding voting securities of the Firstar REIT Fund.

     ADDITIONAL INFORMATION ABOUT FIRMCO. Set forth below are the names and principal occupations of the board of managers and principal executive officer of FIRMCO.

NAME               POSITION WITH FIRMCO      OCCUPATION
------             --------------------      ----------

Bruce Laning       Chief Executive Officer   President
Marian Zentmyer    Executive Vice President  Chief Equity Investment Officer
John Blixen        Executive Vice President  Senior Portfolio Manager
Robert Webster     Executive Vice President  Personal Trust
Todd Krieg         Senior Vice President     Senior Portfolio Manager
George Schupp      Senior Vice President     Senior Portfolio Manager

     The address of each of the persons listed above is c/o FIRMCO, 777 East Wisconsin Avenue, 8/th/ Floor, Milwaukee, Wisconsin 53202.

     FIRMCO does not serve as an investment adviser to any U.S. registered investment company which has similar investment objectives to the Firstar REIT Fund.

     The following directors and officers of Firstar Funds also hold positions with FIRMCO:

NAME                POSITION WITH FIRSTAR FUNDS    POSITION WITH FIRMCO
----                ---------------------------    --------------------

Bruce Laning        Director, President and        President and Chief Executive
                    Treasurer                      Officer

Laura J. Rauman     Senior Vice President          Vice President of Operations

     EVALUATION BY FIRSTAR FUNDS' BOARD. The New Agreement was unanimously approved by Firstar Funds' Board and by a majority of those members of Firstar Funds' Board who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreement at a meeting held on June 16, 2000. In reaching its decision, the Board considered the following factors to be material and of greatest importance: (1) the Firstar REIT Fund will have the same investment objective, policies and limitations as those for the Select REIT Fund; (2) FIRMCO will manage the Firstar REIT Fund's investment portfolio in a similar manner as Firstar Bank manages the Select REIT Fund's investment portfolio; (3) the person responsible for managing the Select REIT Fund's investment portfolio is expected to manage the Firstar REIT Fund's investment portfolio after the Reorganization; (4) FIRMCO's investment management qualifications and experience; and (5) the New Agreement will facilitate the consolidation of the investment operations of FIRMCO and its affiliates.

                                 VOTING MATTERS

   THE TRUST'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

     GENERAL INFORMATION. The Trust's Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust and Firstar Funds may also solicit proxies by telephone or otherwise. In this connection, the Trust has retained ADP Proxy Services ("ADP") to assist in the solicitation of proxies for the Reorganization. Shareholders may vote by (1) mail by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; (2) by touch-tone voting; or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. As the Special Meeting date approaches, certain shareholders may receive a telephone call from a representative of ADP if their votes have not yet been received. Authorization to permit ADP to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Select REIT Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust's trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the ADP representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to ADP then the ADP representative has the responsibility to explain the process, to read the Proposals on the proxy card, and ask for the shareholder's instructions on each Proposal. The ADP representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. ADP will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call ADP immediately if his or her instructions are not correctly reflected in the confirmation.

     Any expenses incurred as a result of hiring ADP or any other proxy solicitation agent will be borne by FIRMCO or its affiliates. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $________________.

     Only shareholders of record of the Select REIT Fund at the close of business on the Record Date will be entitled to vote at the Special Meeting, On the Record Date, there were ___________________ Class B Shares and _________________ Class Y Shares of the Select REIT Fund outstanding and entitled to vote.

     Each whole and fractional share of each class of the Select REIT Fund is entitled to a whole or fractional vote as the case may be.

     If an accompanying proxy card is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting. If no specification is made on the proxy card, your proxy will be voted FOR the Proposal.

     SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement and Investment Advisory Agreement are being submitted for approval at the Special Meeting by the Select REIT Fund's shareholders pursuant to the Trust's Agreement and Declaration of Trust and Bylaws. The Reorganization Agreement was unanimously approved by the Trust's Board at a meeting held on August 15, 2000. The Investment Advisory Agreement was unanimously approved by Firstar's Board at a meeting held on June 16, 2000. The Reorganization Agreement and the Investment Advisory Agreement must be approved by the vote of a majority of all outstanding voting securities of the Select REIT Fund, as defined in the 1940 Act. The vote of a majority of outstanding voting securities means the vote at the Special Meeting of (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Select REIT Fund, whichever is less.

     PRINCIPAL SHAREHOLDERS. Following are the name, address and share ownership of each person known to the Trust to have record ownership with respect to 5% or more of the Select REIT Fund as of the Record Date.

NAME AND ADDRESS      AMOUNT OF SHARES OWNED     PERCENTAGE OF SELECT REIT FUND
----------------      ----------------------     ------------------------------


     The percentage of the Select REIT Fund that would be owned by the shareholders named above upon consummation of the Reorganization based on their holdings shown above is expected to be substantially the same.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder is identified above as the beneficial holder of more than 25% of the outstanding shares of the Select REIT Fund, or is identified as the holder of record of more than 25% of the outstanding shares of the Select REIT Fund and has voting and/or investment power, such shareholder may be presumed to control the Select REIT Fund.

     The Trust and Firstar Funds have been advised by Firstar Bank that with respect to the Shares of the Select REIT Fund over which Firstar Bank and its affiliates have voting power, such shares may be voted by Firstar Bank itself in its capacity as fiduciary.

     QUORUM. A majority of shares entitled to vote, represented in person or by proxy, shall be a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received by the Trust, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a majority of the Select REIT Fund shares that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST a Proposal against any adjournment(s). For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions, but not broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a Proposal with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a vote against a Proposal for purposes of obtaining the requisite approval of that Proposal.

     ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. Neither the Trust nor Firstar Funds presently intends to hold annual meetings of shareholders for the election of trustees or directors and other business unless otherwise required by the 1940 Act or applicable state law. Under certain circumstances, however, holders of at least 25% of the outstanding shares of the Trust have the right to call a meeting of shareholders. Any proposal by a shareholder for consideration at a subsequent meeting, if any, of shareholders should be sent in writing to 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

     Firstar Funds' Board of Directors has adopted a By-Law in accordance with the Wisconsin Business Corporation Law that requires Firstar Funds to hold an annual shareholder meeting for the election of directors and other business only in a year in which certain specified items are required to be acted upon by shareholders under the 1940 Act. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or other business. To the extent required by law, Firstar Funds will assist in shareholder communications in such matters.

                             ADDITIONAL INFORMATION

     BENEFICIAL OWNERSHIP OF SHARES BY TRUSTEES. The following table sets forth certain information as of the Record Date about the beneficial ownership of shares of the Select REIT Fund by trustees of the Trust:

                    NAME OF          AMOUNT AND NATURE OF
  SHARE CLASS    BENEFICIAL OWNER    BENEFICIAL OWNERSHIP    PERCENT OF CLASS
  -----------    ----------------    --------------------    ----------------


     OTHER MATTERS. No business other than the Proposals described above is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its shareholders.

SEPTEMBER 22, 2000

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2000 (THE "ANNUAL REPORT"). REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO THE TRUST AT THE ADDRESS AT THE BEGINNING OF THIS PROXY STATEMENT OR

BY TELEPHONE AT 1-800-677-FUND. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                                                      EXHIBIT A


                             AGREEMENT AND PLAN OF

                                REORGANIZATION

                                BY AND BETWEEN

                              FIRSTAR FUNDS, INC.

                                      AND

                             FIRSTAR SELECT FUNDS



                        DATED AS OF __________________

                               TABLE OF CONTENTS

                                                                                   Page
1.   CERTAIN DEFINITIONS.........................................................    3

2.   THE REORGANIZATION..........................................................    3

3.   CALCULATIONS................................................................    5

4.   VALUATION OF ASSETS.........................................................    6

5.   VALUATION TIME..............................................................    8

6.   EFFECTIVE TIME OF THE REORGANIZATION........................................    8

7.   TERMINATION OF SELECT.......................................................    9

8.   CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF SELECT.....   10

9.   CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF FIRSTAR....   14

10.  SHAREHOLDER ACTION ON BEHALF OF THE SELECT FUND.............................   18

11.  SHAREHOLDER ACTION ON BEHALF OF FIRSTAR.....................................   19

12.  N-1A POST-EFFECTIVE AMENDMENT AND PROXY SOLICITATION MATERIALS..............   20

13.  FIRSTAR CONDITIONS..........................................................   20

14.  SELECT CONDITIONS...........................................................   24

15.  TAX OPINION.................................................................   27

16.  TAX DOCUMENTS...............................................................   30

17.  FURTHER ASSURANCES..........................................................   30

                              TABLE OF CONTENTS

                                 (CONTINUED)

                                                                                   Page
18.  TERMINATION OF REPRESENTATIONS AND WARRANTIES...............................   30

19.  TERMINATION OF AGREEMENT....................................................   31

20.  AMENDMENT AND WAIVER........................................................   31

21.  GOVERNING LAW...............................................................   32

22.  SUCCESSORS AND ASSIGNS......................................................   32

23.  BENEFICIARIES...............................................................   32

24.  NOTICES.....................................................................   32

25.  EXPENSES....................................................................   33

26.  ENTIRE AGREEMENT............................................................   34

27.  COUNTERPARTS................................................................   34

28.  NO BROKERS OR FINDERS.......................................................   34

29.  VALIDITY....................................................................   34

30.  EFFECT OF FACSIMILE SIGNATURE...............................................   34

31.  HEADINGS....................................................................   35

32.  FIRSTAR LIABILITY...........................................................   35

33.  SELECT LIABILITY............................................................   35

                     AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the _____ day of _____________, 2000, by Firstar Funds, Inc. ("Firstar"), a
Wisconsin corporation, and Firstar Select Funds ("Select"), a business trust established under the laws of the State of Ohio.

                                  BACKGROUND
                                  ----------

     WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Select offers one investment portfolio known as the Firstar Select REIT-Plus Fund (the "Select Fund");

     WHEREAS, Firstar has recently organized, or will soon organize, an investment portfolio known as the Firstar REIT Fund (the "Firstar Fund");

     WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the time hereinafter set forth, (1) the Select Fund shall transfer substantially all of its Assets (as hereinafter defined), subject to substantially all of its Liabilities (as hereinafter defined), to the Firstar Fund, in exchange for Institutional Shares issued by the Firstar Fund (the shares issued to the Select Fund by the Firstar Fund in exchange for substantially all of the Assets, subject to substantially all of the Liabilities, of the Select Fund in connection with the Reorganization, collectively, "Firstar Fund Shares"), and (2) the Select Fund shall then distribute to its shareholders of record, the Firstar Fund Shares received by or on behalf of the Select Fund;

     WHEREAS, each of the parties intends that the Firstar Fund will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Select Fund; and

     WHEREAS, the parties intend that in connection with the Reorganization, Select shall be deregistered and terminated as described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   CERTAIN DEFINITIONS.  As used herein,
          -------------------

          (a) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(d) hereof.

          (b) The term "Liabilities" shall mean all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise, including, with respect to Select and the Select Fund, any obligation to indemnify Select's current Trustees, acting in their capacities as such, to the fullest extent permitted by law and Select's Amended and Restated Declaration of Trust (the "Declaration of Trust") and By-Laws, in each case, as in effect as of the date of this Agreement.

     2.   THE REORGANIZATION.
          ------------------

          (a) At the Effective Time of the Reorganization (as hereinafter defined), (i) the Select Fund shall transfer, assign and convey to the Firstar Fund substantially all of the Assets, subject to substantially all of the Liabilities, of the Select Fund, and (ii) the Firstar Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Effective Time of the Reorganization: (1) substantially all of the Assets of the Select Fund shall become and be Assets of the Firstar Fund, (2) substantially all of the Liabilities of the Select Fund shall become and be liabilities of, and shall attach to, the Firstar Fund, and (3) such Liabilities of the Select Fund may thenceforth be enforced only against the Firstar Fund to the same extent as if such Liabilities had been incurred by the Firstar Fund, subject to any defense and/or set off that Select or the Select Fund was entitled to assert immediately prior to the Effective Time of the Reorganization with respect to any such Liability, and subject to any defense and/or set off that Firstar or the Firstar Fund may from time to time be entitled to assert against the creditor thereof.

          (b) In exchange for the transfer of substantially all of the Assets of the Select Fund to the Firstar Fund as provided in paragraph (a) above, the Firstar Fund shall assume substantially all of the Liabilities of the Select Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Effective Time of the Reorganization, to the Select Fund, the number of full and fractional (to the third decimal place) Firstar Fund Shares of the Firstar Fund, determined and adjusted as provided in Section 3 hereof.

          (c) Immediately upon receipt of the Firstar Fund Shares of the Firstar Fund in accordance with paragraph (b) above, the Select Fund shall distribute, in complete liquidation, pro rata to the shareholders of record of the Select Fund at the Effective Time of the Reorganization (such shareholders of record of the Select Fund as of such time, collectively, the "Recordholders"), the Firstar Fund Shares that have been so received as follows:
Recordholders of Class Y Shares of the Select Fund will be credited with full and fractional Institutional Shares of the Firstar Fund with respect to such Class Y Shares and Recordholders of Class B Shares of the Select Fund will be credited with full and fractional Institutional Shares of the Firstar Fund with respect to such Class B Shares.

          (d) At the Effective Time of the Reorganization, each shareholder of record of the Select Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared before the Effective Time of the Reorganization shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Select Fund that such person held on the Distribution Record Date.

          (e) Promptly upon receipt of instructions from Select delivered pursuant to this paragraph (e), Firstar shall, in accordance with such instructions, record on its books the ownership, by the Recordholders, of the number of Firstar Fund Shares distributed to such Recordholders.

          (f) Promptly after the Select Fund has liquidated as provided in paragraph (c) above, Select shall cancel on its books all of the shares (including, without limitation, any treasury shares) of the Select Fund, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Firstar Fund Shares issued to the Select Fund in accordance with paragraph (b) above.

          (g)  Upon completion of the tasks required by paragraphs (a) through
(f) above with respect to the Select Fund, the transfer books of Select with respect to the Select Fund shall be permanently closed.

     3.   CALCULATIONS.
          ------------

          (a) The number of Firstar Fund Shares issued to the Select Fund pursuant to Section 2(b) hereof will be determined as follows:

               (1) The value (determined as of the Applicable Valuation Time (as hereinafter defined)) of the Select Fund's Assets that are conveyed, less the Liabilities that are assumed, at the Effective Time of the Reorganization (as hereinafter defined) and that are attributable to Class Y Shares of the Select Fund shall be divided by the net asset value of one Institutional Share of the Firstar Fund that is to be delivered with respect thereto; and

               (2) The value (determined as of the Applicable Valuation Time (as hereinafter defined)) of the Select Fund's Assets that are conveyed, less the Liabilities that are assumed, at the Effective Time of the Reorganization (as hereinafter defined) and that are attributable to Class B Shares of the Select Fund shall be divided by the net asset value of one Institutional Share of the Firstar Fund that is to be delivered with respect thereto.

          (b) The net asset value of the Firstar Fund Shares shall be computed at the Valuation Time (as hereinafter defined) in the manner set forth in the Firstar Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of shares of each class of the Select Fund shall be computed at the Valuation Time in the manner set forth in the Select Fund's then current prospectus under the 1933 Act.

     4.   VALUATION OF ASSETS.
          -------------------

          (a) The value of the Assets of the Select Fund shall be the value of such Assets computed as of the time at which the Select Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the Assets of the Select Fund to be transferred to the Firstar Fund shall be computed by Select and shall be subject to adjustment by the amount, if any, agreed to by Select and the Select Fund and Firstar and the Firstar Fund.

In determining the value of the securities transferred by the Select Fund to the Firstar Fund, each security shall be priced in accordance with the pricing policies and procedures of the Select Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Select, provided that such determination shall be subject to the approval of Firstar. Firstar and Select agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Firstar Fund and those determined in accordance with the pricing policies and procedures of the Select Fund.

          (b) At least fifteen (15) business days prior to the Effective Time of the Reorganization (as hereinafter defined), the Select Fund will provide the Firstar Fund with a schedule of its securities and other Assets and Liabilities of which it is aware, and the Firstar Fund will provide the Select Fund with a copy of the current investment objective and policies of the Firstar Fund. The Select Fund reserves the right to sell any of the securities or other Assets shown on the list of the Select Fund's Assets prior to the Effective Time of the Reorganization but will not, without the prior approval of Firstar, acquire any additional securities other than securities which the Firstar Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Effective Time of the Reorganization, the Firstar Fund will advise the Select Fund of any investments of the Select Fund shown on such schedule which the Firstar Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the Select Fund holds any investments that the Firstar Fund would not be permitted to hold under its stated investment objective or policies, the Select Fund, if requested by the Firstar Fund and to the extent permissible and consistent with the Select Fund's own investment objective and policies, will dispose of such securities prior to the Effective Time of the Reorganization.

     5.   VALUATION TIME.  The valuation time shall be 4:00 p.m., Eastern Time,
          --------------
on ________ __, 2000, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Firstar or Select, accurate appraisal of the value of the net assets of the Firstar Fund or the Select Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Firstar Fund and the Select Fund is practicable in the judgment of Firstar and Select.

     6.   EFFECTIVE TIME OF THE REORGANIZATION.  Delivery by the Select Fund of
          ------------------------------------
its Assets to the Firstar Fund, delivery by the Firstar Fund of its Firstar Fund Shares to the Select Fund, and liquidation of the Select Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the Valuation Time (or on such other date following the Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Effective Time of the Reorganization". To the extent any Assets of the Select Fund are, for any reason, not transferred to the Firstar Fund at the Effective Time of the Reorganization, Select shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     7.   TERMINATION OF SELECT.  Promptly following the Effective Time of the
          ---------------------
Reorganization, Select shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Select has ceased to be an investment company; provided that until such order is granted, Select shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Select shall, promptly after the Effective Time of the Reorganization, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to the Select Fund. All reporting and other obligations of Select shall remain the exclusive responsibility of Select up to and including the date on which Select is deregistered and terminated. In addition, promptly following the Effective Time of the Reorganization, Select shall be terminated pursuant to its Declaration of Trust and shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of Select shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of Select shall execute and lodge among the records of Select an instrument in writing setting forth the fact of such termination.

     8.   CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF
          ----------------------------------------------------------------
SELECT.  Select, on behalf of itself and the Select Fund, represents, warrants,
------
covenants and agrees as follows:

          (a) Select is a business trust duly created pursuant to its Declaration of Trust under the laws of the State of Ohio on February 28, 1997 and is validly existing and in good standing under the laws of the State of Ohio.

          (b) Select is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) Select and the Select Fund each currently has the power to own all of its Assets and, subject to the approval of shareholders referred to in
Section 10 hereof, to carry out and consummate the transactions contemplated herein. Select and the Select Fund each currently has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and, upon receipt by Select of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by Select, and represents the legal, valid and binding obligation of Select, enforceable against Select in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 32 and 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate Select's Declaration of Trust or By-Laws or any other organizational document of Select or any agreement, contract or other arrangement to which Select is a party or by which Select or its properties or Assets may be bound, subject or affected.

          (e) The Select Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), and the Select Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part for its taxable year that includes the date on which the Effective Time of the Reorganization occurs.

          (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon (collectively, "Taxes"), that relate to the Assets of Select or of the Select Fund, and that are either due or properly shown to be due on any return filed by Select or by the Select Fund have been fully and timely paid or provided for; and, to Select's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Select (or with respect to any Assets of the Select Fund).

          (g) All federal and other tax returns and reports of Select and the Select Fund required by law to be filed on or before the Effective Time of the Reorganization, have been or will be filed in a timely manner, and all federal and other taxes owed by Select on behalf of the Select Fund, have been or will be timely paid so far as due, and to the best of Select's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The financial statements of the Select Fund for its fiscal year ended March 31, 2000, examined by McCurdy & Associates CPA's, Inc., a copy of which has been previously furnished to Firstar, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of the Select Fund as of the date indicated therein and (ii) the results of operations of the Select Fund for the periods indicated therein.

          (i) At the Valuation Time and the Effective Time of the Reorganization, all Liabilities of the Select Fund which are required to be reflected in the net asset value per share of shares of the Select Fund in accordance with applicable law are reflected in the net asset value per share of the Select Fund.

          (j) To Select's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or, to Select's knowledge, threatened against or otherwise involving Select or the Select Fund which could result in liability on the part of Select or the Select Fund.

          (k) Subject to the approval of shareholders referred to in Section 10 hereof, at both the Valuation Time and the Effective Time of the Reorganization, Select, on behalf of the Select Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of the Select Fund. Upon delivery and payment for the Assets of the Select Fund as contemplated in
Section 2(b) above, the Firstar Fund shall acquire good and marketable title to the Assets of the Select Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (l) Subject to the approval of shareholders referred to in Section 10 hereof, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Select and by the Select Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (m) At the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the proxy statement of Select shall, with respect to Select and the Select Fund: (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements thereon not misleading.

          (n) All of the issued and outstanding shares of the Select Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of the Select Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of the Select Fund currently has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of the Select Fund.

          (o) Select shall not sell or otherwise dispose of any Firstar Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

     9.   CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF
          ----------------------------------------------------------------
FIRSTAR.  Firstar, on behalf of itself and the Firstar Fund, represents,
-------
warrants, covenants and agrees as follows:

          (a) Firstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

          (b) Firstar is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) Firstar currently has, and upon effectiveness of the Firstar Post-Effective Amendment (as hereinafter defined) the Firstar Fund will have, the power to own all of its Assets and, subject to the approval of shareholders and the filing of the Articles of Amendment to the Articles of Incorporation of Firstar referred to in Section 11 hereof, to carry out and consummate the transactions contemplated herein. Firstar currently has, and upon effectiveness of the Firstar Post-Effective Amendment the Firstar Fund will have, all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and, upon the filing of the Articles of Amendment to the Articles of Incorporation of Firstar referred to in Section 11 hereof and receipt by Firstar of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by Firstar, and represents the legal, valid and binding obligation of Firstar, enforceable against Firstar in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 32 and 33 of this Agreement, may not be enforceable. Subject to the filing of the Articles of Amendment to the Articles of Incorporation of Firstar referred to in Section 11 hereof, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Firstar or any other organizational document of Firstar, or any agreement, contract or other arrangement to which Firstar is a party or by which Firstar or its properties or Assets may be bound, subject or affected.

          (e) The Firstar Fund intends to qualify, and to continue to qualify, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code.

          (f) All Taxes that relate to Assets of Firstar or of the Firstar Fund, and that are either due or properly shown to be due on any return filed by Firstar or by the Firstar Fund, have been fully and timely paid or provided for; and to Firstar's knowledge, there are no levies, liens or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Firstar (or with respect to any Assets of the Firstar Fund).

          (g) All federal and other tax returns and reports of Firstar and the Firstar Fund required by law to be filed on or before the Effective Time of the Reorganization have been or will be filed in a timely manner, and all federal and other taxes owed by Firstar on behalf of the Firstar Fund have been or will be timely paid so far as due, and to the best of Firstar's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The financial statements of Firstar for its fiscal year ended October 31, 1999, examined by PricewaterhouseCoopers LLP, a copy of which has been previously furnished to Select, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of Firstar as of the date indicated therein and (ii) the results of operations of Firstar for the periods indicated.

          (i) At the Valuation Time and the Effective Time of the Reorganization, all Liabilities of the Firstar Fund which are required to be reflected in the net asset value per share of the Firstar Fund Shares issued by the Firstar Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of the Firstar Fund.

          (j) To Firstar's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or, to Firstar's knowledge, threatened against or otherwise involving Firstar or the Firstar Fund which could result in liability on the part of Firstar or the Firstar Fund.

          (k) At the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the proxy statement of Select shall, with respect to Firstar and the Firstar Fund: (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements thereon not misleading.

          (l) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity is required for the consummation by Firstar and by the Firstar Fund of the transactions contemplated by this Agreement except (i) the filing of Articles of Amendment to the Articles of Incorporation of Firstar referred to in Section 11 hereof and (ii) as may be required by the 1933 Act, 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (m) The Firstar Fund Shares to be issued and delivered to the Select Fund pursuant to the terms hereof shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Firstar Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (n) For the period beginning at the Effective Time of the Reorganization and ending not less than [four] years thereafter, Firstar shall provide or cause to be provided, liability coverage for the officers and Trustees of Select which covers the actions of such Trustees and officers of Select for the period they served as such and is at least comparable to the liability coverage currently applicable to the Trustees and officers of Select. Firstar agrees that all rights to indemnification existing in favor of the Trustees of Select, acting in their capacities as such, under Select's Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization as obligations of Firstar, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against Firstar.

     10.  SHAREHOLDER ACTION ON BEHALF OF THE SELECT FUND.  As soon as
          -----------------------------------------------
practicable after SEC clearance of the proxy materials referred to in Section 11(b) below, but in any event prior to the Effective Time of the Reorganization, the Board of Trustees of Select shall call, and Select shall hold, a meeting of the shareholders of the Select Fund for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation, the transfer by the Select Fund to the Firstar Fund of substantially all of the Assets belonging to the Select Fund and the assumption by the Firstar Fund of substantially all of the Liabilities of the Select Fund, in exchange for the Firstar Fund Shares issued by the Firstar Fund to the Select Fund in accordance with, and at the time set forth in,
Section 2 hereof;

          (b) The liquidation of the Select Fund through the distribution of the Firstar Fund Shares received by such Select Fund to the Recordholders of the Select Fund as described in this Agreement;

          (c) The deregistration of Select under the 1940 Act and the termination of Select under state law;

          (d) Approval of the Investment Advisory Agreement between Firstar and Firstar Investment Research & Management Company, LLC ("FIRMCO") with respect to the Firstar Fund; and

          (e) Such other matters as may be determined by the Board of Trustees of Select.

     11.  SHAREHOLDER ACTION ON BEHALF OF FIRSTAR.  Prior to the Effective Time
          ---------------------------------------
of the Reorganization and as a condition to the consummation of the transactions contemplated hereby,

(i) the Board of Directors of Firstar shall call, and Firstar shall hold, a meeting of the shareholders of Firstar for the purpose of considering and voting upon the approval of Articles of Amendment to the Articles of Incorporation of Firstar to enable Firstar to issue more than 30 classes of common stock (the "Articles of Amendment"), and such other matters as may be determined by the Board of Directors of Firstar, and (ii) provided that the approval required of Firstar's shareholders is obtained, the Articles of Amendment shall be filed with the office of the Department of Financial Institutions of the State of Wisconsin.

     12.  N-1A POST-EFFECTIVE AMENDMENT AND PROXY SOLICITATION MATERIALS.
          --------------------------------------------------------------

          (a) Firstar shall file (i) a post-effective amendment to its Registration Statement on Form N-1A (File Nos. 33-18255 and 811-5380) with the SEC as promptly as practicable registering the Firstar Fund and its shares under the 1933 Act and 1940 Act, and such supplements and amendments thereto as may be required (the "Firstar Post-Effective Amendment"), and (ii) proxy solicitation materials of Firstar with the SEC pursuant to Section 14(a) of the 1934 Act and
Section 20(a) of the 1940 Act with respect to the matters referred to in Section 11 above, and such supplements and amendments thereto as may be required.

          (b) Select shall file proxy solicitation materials of the Select Fund with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the matters referred to in Section 10 above, and such supplements and amendments thereto as may be required.

     13.  FIRSTAR CONDITIONS.  The obligations of Firstar (and of the Firstar
          ------------------
Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Select (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of the Select Fund, in each case, in the manner required by law.

          (b) The Articles of Amendment shall have been approved by the shareholders of Firstar and filed with the office of the Department of Financial Institutions of the State of Wisconsin.

          (c) Select shall have duly executed and delivered to Firstar, on behalf of the Select Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Firstar may deem necessary or desirable to transfer to the Firstar Fund all of the right, title and interest of the Select Fund in and to substantially all of the Assets of the Select Fund. In each case, the Assets of the Select Fund so transferred shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (d) All representations and warranties of Select made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of the Select Fund or of Select since the date of the financial statements referred to in Section 8(h), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in
Section 8(h). At the Effective Time of the Reorganization, Firstar shall have received a certificate from the President or Vice President of Select, dated as of such date, certifying on behalf of Select that as of such date each of the conditions set forth in this clause (d) have been met.

          (e) Firstar shall have received an opinion of Brown, Cummins & Brown Co., L.P.A., counsel to Select, addressed to Firstar, in form and substance reasonably satisfactory to Firstar and dated the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Firstar: (i) Select is a business trust duly created pursuant to its Declaration of Trust under the laws of the State of Ohio, and is validly existing and in good standing under the laws of the State of Ohio; (ii) the shares of the Select Fund outstanding at the Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by the Select Fund, and to such counsel's knowledge, no shareholder of the Select Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly and validly authorized, executed and delivered by Select and represent the legal, valid and binding obligations of Select, enforceable against Select in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Select Fund and its Assets, including but not limited to Sections 32 and 33 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of Select or any material agreement known to such counsel to which Select is a party or by which Select may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Select of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and Ohio securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (f) The Firstar Post-Effective Amendment shall have become effective under the 1933 Act and the 1940 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of Firstar, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (g) At the Effective Time of the Reorganization, Select shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Select prior to or at the Valuation Time and the Effective Time of the Reorganization and Firstar shall have received a certificate from the

President or Vice President of Select, dated as of such date, certifying on behalf of Select that the conditions set forth in this clause (g) have been, and continue to be, satisfied.

          (h) Select's agreements with each of its service contractors shall have terminated at the Effective Time of the Reorganization and each party shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          (i)  Firstar shall have received the tax opinion provided for in
Section 15 hereof.

          (j) Firstar shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

     14.  SELECT CONDITIONS.  The obligations of Select (and of the Select Fund)
          -----------------
hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of Firstar (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of the Select Fund, in each case, in the manner required by law.

          (b) The Articles of Amendment shall have been approved by the shareholders of Firstar and filed with the office of the Department of Financial Institutions of the State of Wisconsin.

          (c) All representations and warranties of Firstar made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of Firstar since the date of the financial statements referred to in Section 9(h) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 9(h). At the Effective Time of the Reorganization, Select shall have received a certificate from the President or Vice President of Firstar, dated as of such date, certifying on behalf of Firstar that as of such date each of the conditions set forth in this clause (c) have been met.

          (d) Select shall have received an opinion of Drinker Biddle & Reath LLP, counsel to Firstar, addressed to Select, in form and substance reasonably satisfactory to Select and dated the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Select: (i) Firstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin; (ii) the shares of the Firstar Fund to be delivered to the Select Fund are duly authorized and upon delivery will be registered under the 1933 Act and the 1940 Act, validly issued, fully paid and non-assessable by the Firstar Fund, and to such counsel's knowledge, no shareholder of the Firstar Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly and validly authorized, executed and delivered by Firstar and represents the legal, valid and binding obligation of Firstar, enforceable against

Firstar in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Firstar Fund and its Assets, including but not limited to Sections 32 and 33 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Firstar, or any material agreement known to such counsel to which Firstar is a party or by which Firstar may be bound; (v) the consummation of the transactions contemplated by this Agreement will not violate the securities registration provisions of the 1933 Act or the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder); and (vi) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Firstar of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Wisconsin securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The opinion may rely on the opinion of Foley & Lardner to the extent set forth in the opinion.

          (e) The Firstar Post-Effective Amendment shall have become effective under the 1933 Act and the 1940 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of Firstar, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement, and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (f) At the Effective Time of the Reorganization, Firstar shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Firstar prior to or at the Valuation Time and the Effective Time of the Reorganization and Select shall have received a certificate from the President or Vice President of Firstar, dated as of such date, certifying on behalf of Firstar that the conditions set forth in this clause (f) have been, and continue to be, satisfied.

          (g)  Select shall have received the tax opinion provided for in
Section 15 hereof.

          (h) Select shall have received evidence, in form and substance satisfactory to Select, of (1) the liability coverage for the Trustees and officers of Select and (2) Firstar's agreement to indemnify the Trustees of Select, in each case, pursuant to the covenants set forth in Section 9(n) hereof.

          (i) Select shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

     15.  TAX OPINION.  Firstar and Select shall receive an opinion of Drinker
          -----------
Biddle & Reath LLP addressed to both Firstar and Select, in a form reasonably satisfactory to them and dated as of the Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinion, and subject to qualifications and exceptions reasonably acceptable to the parties:

          (a) The Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Select Fund and the Firstar Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code with respect to the Reorganization;

          (b) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Select Fund upon the transfer of substantially all of its Assets and substantially all of its Liabilities to the Firstar Fund in exchange for the Firstar Fund Shares;

          (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Firstar Fund upon the receipt of substantially all of the Assets and assumption of substantially all of the Liabilities of the Select Fund in exchange for the Firstar Fund Shares;

          (d) In accordance with Section 362(b) of the Code, the basis of the Select Fund's Assets received by the Firstar Fund pursuant to the Reorganization will be the same as the basis of those Assets in the hands of the Select Fund immediately prior to the Reorganization;

          (e) In accordance with Section 1223(2) of the Code, the holding period of the Select Fund's Assets in the hands of the Firstar Fund will include the period for which such assets have been held by the Select Fund;

          (f) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Select Fund on the distribution to its shareholders of the Firstar Fund Shares to be received by the Select Fund in the Reorganization;

          (g) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Select Fund upon their receipt of the Firstar Fund Shares in exchange for such shareholders' shares of the Select Fund;

          (h) In accordance with Section 358(a)(1) of the Code, the basis of the Firstar Fund Shares received by the shareholders of the Select Fund will be the same as the basis of the Select Fund shares surrendered by such shareholders pursuant to the Reorganization;

          (i) In accordance with Section 1223(1) of the Code, the holding period for the Firstar Fund Shares received by each Select Fund shareholder will include the period during which such shareholder held the Select Fund shares surrendered therefor, provided that the Select Fund shares are held as a capital asset in the hands of such Select Fund shareholder on the date of the exchange; and

          (j) The Firstar Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Select Fund as of the Effective Time of the Reorganization, subject to the conditions and limitations specified in the Code.

     In rendering the opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely upon representations made in certificates of the Firstar Fund and the Select Fund, their affiliates, and principal shareholders.

     16.  TAX DOCUMENTS.  Select shall deliver to Firstar at the Effective Time
          -------------
of the Reorganization, confirmations and/or other evidence satisfactory to Firstar as to the adjusted tax basis of the Assets of the Select Fund delivered to the Firstar Fund in accordance with the terms of this Agreement.

     17.  FURTHER ASSURANCES.  Subject to the terms and conditions herein
          ------------------
provided, each of the parties hereto shall use its best efforts to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such other party's obligations hereunder. In addition, Select shall deliver or cause to be delivered to Firstar, each account, book, record and other document of Select required to be maintained by Select pursuant to
Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     18.  TERMINATION OF REPRESENTATIONS AND WARRANTIES.  The representations
          ---------------------------------------------
and warranties of the parties set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein; provided, however, that nothing contained in this Section 18 shall be construed (a) to terminate the obligations of the Firstar Fund to discharge the Liabilities of the Select Fund assumed pursuant to Section 2(b) hereof, or (b) to terminate the obligations of Firstar to provide liability coverage for the Trustees and officers of Select and to indemnify the Trustees of Select, in each case, pursuant to the covenants set forth in Section 9(n) hereof.

     19.  TERMINATION OF AGREEMENT.  This Agreement may be terminated by a party
          ------------------------
at any time at or prior to the Effective Time of the Reorganization by a vote of a majority of such party's Board of Directors or Trustees, as applicable, as provided below:

          (a) By Firstar if the conditions set forth in Section 13 are not satisfied as specified in said Section;

          (b) By Select if the conditions set forth in Section 14 are not satisfied as specified in said Section; or

          (c)  By mutual consent of both parties.

If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

     20.  AMENDMENT AND WAIVER.  At any time prior to or (to the fullest extent
          --------------------
permitted by applicable law) after approval of this Agreement by the shareholders of Select pursuant to Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Trustees, as the case may be, and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

     21.  GOVERNING LAW.  This Agreement and the transactions contemplated
          -------------
hereby shall be governed, construed and enforced in accordance with the internal laws of the State of Wisconsin, without giving effect to the conflicts of law principles of such state.

     22.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon the
          ----------------------
respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of the other party.

     23.  BENEFICIARIES.  Nothing contained in this Agreement shall be deemed to
          -------------
create rights in persons not parties hereto (including, without limitation, any shareholder of Firstar or Select), other than (a) the Trustees and officers of Select with respect to the covenants set forth in Section 9(n) hereof, and (b) the successors and permitted assigns of the parties.

     24.  NOTICES.  All notices required or permitted herein shall be in writing
          -------
and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

          If to Firstar:

          Firstar Funds, Inc.
          615 East Michigan Street
          P.O. Box 3011
          Milwaukee, Wisconsin 53201-3011

          With copies to:

          W. Bruce McConnel, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18/th/ & Cherry Streets
          Philadelphia, Pennsylvania 19103-6996
          Telecopier Number: (215) 988-2757

          If to Select:

          Firstar Select Funds
          431 North Pennsylvania Street
          Indianapolis, Indiana 46204

          With copies to:

          Donald S. Mendelsohn, Esq.
          Brown, Cummins & Brown Co., L.P.A.
          3500 Carew Tower
          441 Vine Street
          Cincinnati, Ohio 45202

     25.  EXPENSES.  With regard to the expenses incurred by Select and Firstar
          --------
in connection with this Agreement and the transactions contemplated hereby, FIRMCO shall bear such expenses or cause one of its affiliates to bear such expenses.

     26.  ENTIRE AGREEMENT.  This Agreement embodies the entire agreement and
          ----------------
understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     27.  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     28.  NO BROKERS OR FINDERS. Select, on behalf of both itself and the Select
          ---------------------
Fund, and Firstar, on behalf of both itself and the Firstar Fund, each hereby represents and warrants to the other party hereto that that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     29.  VALIDITY. Whenever possible, each provision and term of this Agreement
          --------
shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     30.  EFFECT OF FACSIMILE SIGNATURE. A facsimile signature of an authorized
          -----------------------------
officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

     31.  HEADINGS. The headings contained herein are for reference purposes
          --------
only and shall not affect in any way the meaning or interpretation of this Agreement.

     32.  FIRSTAR LIABILITY.  Both parties specifically acknowledge and agree
          -----------------
that any liability of Firstar under this Agreement with respect to the Firstar Fund, or in connection with the transactions contemplated herein with respect to the Firstar Fund, shall be discharged only out of the assets of the Firstar Fund and that no other portfolio of Firstar shall be liable with respect thereto.

     33.  SELECT LIABILITY.  The names "Firstar Select Funds" and "Trustees of
          ----------------
Firstar Select Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated February 28, 1997, as amended and restated on May 20, 1997, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the State of Ohio and at the principal office of Select. The obligations of Select entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Select personally, but bind only the trust property, and all persons dealing with any series of shares of Select must look solely to the trust property belonging to such series for the enforcement of any claims against Select.

     Both parties specifically acknowledge and agree that any liability of Select under this Agreement with respect to the Select Fund, or in connection with the transactions contemplated herein with respect to the Select Fund, shall be discharged only out of the assets of the Select Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.
                                 FIRSTAR FUNDS, INC.



                                 By: ___________________________
                                      Name:
                                      Title:


                                 FIRSTAR SELECT FUNDS



                                 By: ___________________________
                                      Name:
                                      Title:

                                 Firstar Investment Research & Management
                                 Company, LLC, hereby joins in this Agreement with respect to, and agrees to be bound by,
                                 Section 25.


                                 By: ___________________________
                                      Name:
                                      Title:

                                   EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of March 27, 1992, between PORTICO FUNDS, INC., a Wisconsin corporation (herein called "Portico Funds"), and FIRST WISCONSIN ASSET MANAGEMENT ("Investment Adviser"), a subsidiary of Firstar Corporation.

     WHEREAS, Portico Funds is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Portico Funds desires to retain the Investment Adviser to furnish investment advisory and other services to Portico Funds for its Balanced Fund portfolio (the "Fund"), and the Investment Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1.   Appointment.
               -----------

                    (a) Portico Funds hereby appoints the Investment Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

                    (b) In the event that Portico Funds establishes one or more portfolios other than the Fund with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify Portico Funds in writing whereupon such additional portfolio shall become subject to the provisions of this Agreement to the same extent as the Fund named above in the recitals except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such portfolio in writing by Portico Funds and the Investment Adviser at the time.

          2.   Delivery of Documents. Portico Funds has furnished the Investment
               ---------------------
Adviser with copies properly certified or authenticated of each of the following:

                    (a) Portico Funds' Articles of Incorporation, as filed with the State Secretary of the State of Wisconsin on February 15, 1988, and all amendments thereto (such Articles of Incorporation, as presently in effect and as the same shall from time to time be amended are herein called the "Articles of Incorporation");

                    (b)  Portico Funds' By-laws and amendments thereto;

                    (c) Resolutions of Portico Funds' Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

                    (d) Portico Funds' Registration Statement, as amended, on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-18255), and under the Act; and

                    (e) The most recent prospectus of Portico Funds relating to the Fund (such prospectus together with the related statement of additional information, as presently in effect and all amendments and supplements thereto, herein called the "Prospectus").

          Portico Funds will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

          3.   Services.  Subject to the supervision of Portico Funds' Board of
               --------
Directors, the Investment Adviser will be responsible for the management of, and will provide a continuous investment program for, the Fund including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in its Prospectus and resolutions of Portico Funds' Board of Directors. Without limiting the generality of the foregoing, the Investment Adviser is hereby specifically authorized to invest and reinvest the assets of the Fund, in its discretion as investment adviser, agent and fiduciary for the Fund, in (i) variable amount demand notes of corporate borrowers held by the Investment Adviser for the investment of monies held by the Investment Adviser in its capacity as fiduciary, agent and custodian and (ii) securities of other investment companies whether or not the same are advised or managed by the Investment Adviser or another affiliated person of Portico Funds. Unless the Board of Directors of Portico Funds directs otherwise in a particular instance or generally, the Investment Adviser is hereby further authorized, on behalf of Portico Funds, to vote, give and withhold consents with respect to, and take all other similar actions relating to the securities and other investments owned by the Fund. In addition, the Investment Adviser agrees that it will:

                    (a) Establish and monitor investment criteria and policies for the Fund;

                    (b) Update the Fund's cash availability throughout the day as required;

                    (c) Maintain historical tax lots for each portfolio security held by the Fund;

                    (d) Transmit trades to Portico Funds' custodian for proper settlement;

                    (e) Maintain all books and records with respect to the Fund's securities transactions;

                    (f) Supply Portico Funds and its Board of Directors with reports, statistical data and economic information as requested; and

                    (g) Prepare a quarterly broker security transaction summary and monthly security transaction listing for the Fund.

          4.   Other Covenants.  The Investment Adviser agrees that it:
               ---------------

                    (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

                    (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                    (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of Portico Funds' Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized to take into account the sale of shares of Portico Funds in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or Portico Funds' principal underwriter), provided that the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, Portico Funds' principal underwriter, or any affiliated person of either Portico Funds, the Investment

          Adviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission; and

                    (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of it and its affiliates. When the Investment Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department maintained by it or one of its affiliates. In dealing with commercial customers, the commercial departments of the Investment Adviser and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Fund.

          5.   Services Not Exclusive.  The services furnished by the Investment
               ----------------------
Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

          6.   Books and Records.  In compliance with the requirements of Rule
               -----------------
31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of Portico Funds and further agrees to surrender promptly to Portico Funds any of such records upon Portico Funds' request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7.   Expenses.  During the term of this Agreement, the Investment
               --------
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund. In addition, if the aggregate expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund for any such excess to the extent that said securities regulations so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

          8.   Compensation.  For the services provided and the expenses assumed
               ------------
pursuant to this Agreement, Portico Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor: (a) 4/10ths of the gross income earned by the Fund on each loan of its securities (excluding capital gains and losses, if any), plus (b) a fee, computed daily and payable monthly, at the annual rate of .75% of the average daily net assets of the Fund.

          9.   Limitation of Liability.  The Investment Adviser shall not be
               -----------------------
liable for any error of judgment or mistake of law or for any loss suffered by Portico Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          10.  Duration and Termination.  This Agreement shall become effective
               ------------------------
as of the date hereof with respect to the Fund listed in Section 1(a) hereof, and with respect to any additional portfolio, on the date of receipt by Portico Funds of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of the Fund (or any portfolio added pursuant to Section 1(b) hereof) in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, shall continue in effect with respect to the Fund (or any portfolio added pursuant to Section 1(b) hereof) until February 28, 1993. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular portfolio for successive annual periods, provided such continuance is specifically approved at
                           --------
least annually (a) by the vote of a majority of those members of Portico Funds' Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular portfolio at any time, without the payment of any penalty, by Portico Funds (by vote of Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio), or by the Investment Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

          11.  Amendment of this Agreement.  No provision of this Agreement may
               ---------------------------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to the Fund (or any other portfolio subject to this Agreement) until approved by vote of a majority of the outstanding voting securities of the Fund (or such portfolio).

          12.  Miscellaneous.  The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Wisconsin law.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                                 PORTICO FUNDS, INC.
                                        (a Wisconsin corporation)



____________________________            By____________________________________
[Seal]                                              (Authorized Officer)



Attest:                                 FIRST WISCONSIN ASSET MANAGEMENT


_______________________                 By______________________________
[Seal]                                           (Authorized Officer)

         FORM OF ADDENDUM NO. 11 TO THE INVESTMENT ADVISORY AGREEMENT


     This Addendum, dated as of the __ day of _______, 2000, is entered into between FIRSTAR FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company, LLC (the "Investment Adviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement"), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

     WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing, and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

     WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund (the "Funds");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   APPOINTMENT.  The Company hereby appoints the Investment Adviser to
          -----------
act as investment adviser to the Company for the Funds for the period and the terms set forth herein and in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth herein and in the Advisory Agreement, for the compensation herein provided.

     2.   COMPENSATION.  For the services provided and the expenses assumed with
          ------------
respect to the Funds pursuant to the Advisory Agreement and this Addendum, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor (a)

4/10 of the gross income earned by each Fund on the loan of its securities (excluding capital gains and losses if any), plus (b) a fee, computed daily and paid monthly, at the annual rate of 0.55% of the average daily net assets of the Ohio Tax-Exempt Money Market Fund, 0.50% of the average daily net assets of the Aggregate Bond Fund, 0.55% of the average daily net assets of the National Municipal Bond Fund, 0.45% of the average daily net assets of the Missouri Tax-Exempt Bond Fund, 0.60% of the average daily net assets of the U.S. Government Income Fund, 0.95% of the average daily net assets of the Strategic Income Fund, 0.75% of the average daily net assets of the Equity Income Fund, 0.75% of the average daily net assets of the Relative Value Fund, 0.95% of the average daily net assets of the Large Cap Growth Fund, 1.05% of the average daily net assets of the Science & Technology Fund, 0.75% of the average daily net assets of the REIT Fund, 0.40% of the average daily net assets of the Small Cap Index Fund and 0.75% of the average daily net assets of the Global Equity Fund.

     3.   MISCELLANEOUS.  Except to the extent supplemented hereby, the Advisory
          -------------
Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.


                                        FIRSTAR FUNDS, INC.


                                        By:______________________________
                                           Title:



                                        FIRSTAR INVESTMENT RESEARCH
                                         AND MANAGEMENT COMPANY, LLC


                                        By:______________________________
                                           Title:

                       PLEASE VOTE THIS PROXY CARD TODAY

                             FIRSTAR SELECT FUNDS
                         431 NORTH PENNSYLVANIA STREET
                          INDIANAPOLIS, INDIANA 46204

FIRSTAR SELECT REIT - PLUS FUND                  SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FIRSTAR SELECT FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE TRUST TO BE HELD ON NOVEMBER 8, 2000 AT 11:00 A.M. (EASTERN TIME) AT THE OFFICES OF THE TRUST'S SPECIAL COUNSEL, DRINKER BIDDLE & REATH LLP, ONE LOGAN SQUARE, 18/TH/ AND CHERRY STREETS, PHILADELPHIA, PENNSYLVANIA.

The undersigned hereby appoints W. Bruce McConnel III, Joan Ohlbaum Swirsky, Kathryn R. Williams, Laura Rauman, Jeffrey Squires and Doug Hess, and each of them, will full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                                                  FOR     AGAINST   ABSTAIN
1.   To approve: (a) a proposed Agreement and Plan of             [_]       [_]       [_]
     Reorganization dated as of ______________, 2000 by and
     between Firstar Select Funds (the "Trust") and Firstar
     Funds, Inc. ("Firstar Funds"), which provides for and
     contemplates (i) the transfer of substantially all of
     the assets and liabilities of the Firstar Select REIT-
     Plus Fund (the "Select REIT Fund") to Firstar REIT
     Fund, a newly organized portfolio of Firstar Funds,
     in exchange for Institutional Shares of the Fistar
     REIT Fund of equal value, and (ii) the distribution
     of the Institutional Shares of the Firstar REIT Fund
     to shareholders of the Select REIT Fund; (b)
     liquidation of the Select REIT Fund; and (c) the
     deregistration of the Trust under the Investment
     Company Act of 1940, as amended, and termination of
     the Trust under state law.

2.   To approve an investment advisory agreement between          [_]       [_]       [_]
     Firstar Funds and Firstar Investment Research and
     Management Company, LLC on behalf of the Firstar REIT
     Fund.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED SEPTEMBER 22, 2000,

                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                     PROXY CARD PROMPTLY IN THE ENCLOSED
                                     POSTAGE-PAID ENVELOPE.

                                     -------------------------------------------


                                     -------------------------------------------
                                       Signature(s), (Title(s), if applicable)

                                     Please sign above exactly as names(s)
                                     appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                     DATE:________________, 2000